UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 22, 2006
COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey 07004
(Address of principal executive offices) (Zip Code)
(973) 882-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 22, 2006, Covanta Holding Corporation (the “Company”) issued a press release (the “Press Release”) announcing that the Company’s Board of Directors has called a Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held on November 16, 2006 at the Company’s headquarters in Fairfield, New Jersey. The Board of Directors has set October 10, 2006 as the record date for holders of the Company’s common stock authorized to vote at such meeting. The purpose of the Special Meeting, as further described in the Press Release, is to seek stockholder approval of the removal of two provisions in the Company’s certificate of incorporation that may restrict the Company’s ability to access the capital markets.
     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired — Not Applicable
(b) Pro Forma Financial Information — Not Applicable
(c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated September 22, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 22, 2006
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson

Name:	Timothy J. Simpson,
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated September 22, 2006